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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  FORM 8-K/A

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                        Date of Report: April 25, 2000

                             Active Software, Inc.
            (Exact name of Registrant as specified in its charter)


         Delaware                       000-26367                94-3232772
State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
Incorporation or organization)                               Identification No.)

                              3333 Octavius Drive
                            Santa Clara, CA  95054
         (Address of principal executive offices, including zip code)

                                 (408)988-0414
             (Registrant's telephone number, including area code)

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Item 2.   Acquisition or Disposition of Assets

     On May 3, 2000, Active Software, Inc., (the "Company") filed a Form 8-K to report the completion of its acquisition of Premier Software Technologies, Inc. Pursuant to Item 7 of the Form 8-K, Active Software indicated that it would file certain financial information no later than the date required by Item 7 of Form 8-K. This Amendment No. 4 is being filed to adjust certain previously filed pro forma financial information.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of Business Acquired

     The following audited financial statements of Premier Software Technologies, Inc. are included as Exhibit 99.1 to the Current Report on Form 8-K and are incorporated herein by this reference:

       Independent Auditors' Report

       Balance Sheet as of December 31, 1999

       Statement of Operations for the Year Ended December 31, 1999

       Statement of Shareholders' Deficiency for the Year Ended December 31,
       1999

       Statement of Cash Flows for the Year Ended December 31, 1999

       Notes to Financial Statements for the Year Ended December 31, 1999

     The following unaudited interim financials statements of Premier Software Technologies, Inc, are included as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by this reference:

       Condensed Balance Sheet as of March 31, 2000 (unaudited)

       Condensed Statements of Operations for the three months ended March 31, 1999 and 2000 (unaudited)

       Condensed Statements of Cash Flows for the three months ended March 31, 1999 and 2000 (unaudited)

       Notes to Unaudited Condensed Financial Statements


(b)  Pro Forma Financial Information

     The following unaudited pro forma financial information of the Company is included as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by this reference:

       Basis of Presentation

       Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2000

       Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2000

       Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 1999

       Notes to Unaudited Pro Forma Condensed Combined Financial Information

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(c)  Exhibits

       The Exhibits that are filed with this Current Report on Form 8-K are set forth in the Exhibit Index to this Current Report on Form 8-K.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 Active Software, Inc.

Dated:  June 16, 2000            By: /s/  JON A. BODE

                                 Jon A. Bode
                                 Chief Financial Officer

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                                 Exhibit Index
                                 -------------

Exhibit
Number             Exhibit
------             -------

 2.1 Agreement and Plan of Reorganization dated as of February 24, 2000, by and among Active Software, Inc., Premier Software Technologies, Inc., and the Shareholders of Premier Software Technologies, Inc. (previously filed)

 2.2 Registration Rights Agreement dated as of April 25, 2000, by and among Active Software, Inc. and Thomas S. Dayton and Jonathan van den Berg. (previously filed)

23.1      Independent Auditors' Consent

99.1      The following audited financial statements of Premier Software
          Technologies:

             Independent Auditors' Report

             Balance Sheet as of December 31, 1999

             Statement of Operations for the Year Ended December 31, 1999

             Statement of Shareholders' Deficiency for the Year Ended December 31, 1999

             Statement of Cash Flows for the Year Ended December 31, 1999

             Notes to Financial Statements for the Year Ended December 31, 1999

99.2 The following unaudited interim financials statements of Premier Software Technologies:

             Condensed Balance Sheet as of March 31, 2000 (unaudited)

             Condensed Statements of Operations for the three months ended March 31, 1999 and 2000 (unaudited)

             Condensed Statements of Cash Flows for the three months ended March 31, 1999 and 2000 (unaudited)

             Notes to Unaudited Condensed Financial Statements

99.3 The following unaudited pro forma financial information of Active Software, Inc.:

             Basis of Presentation

             Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2000

             Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2000

             Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 1999

             Notes to Unaudited Pro Forma Condensed Combined Financial
             Information